UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 12, 2004 Date of report (Date of earliest event reported):

PETER KIEWIT SONS’, INC. (Exact name of Registrant as specified in its Charter)

Delaware	000-23943	91-1842817
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kiewit Plaza, Omaha Nebraska	68131
(Address of Principal Executive Offices)	(Zip Code)

(402) 342-2052 (Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[X] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 12, 2004, Peter Kiewit Sons', Inc. (the "Company") provided its stockholders with an update of the status of the Company’s contemplated cash distribution and establishment of a separate investment entity. A copy of the Company's November 12, 2004 letter to its stockholders is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if fully set forth.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Letter to stockholders of Peter Kiewit Sons', Inc. dated November 12, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

PETER KIEWIT SONS’, INC.
By: /s/ Tobin A. Schropp
Date: November 12, 2004	Tobin A. Schropp, Senior Vice President